                            WESTFIELD AMERICA, INC.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of
               survivorship and not as tenants
               in common

    UNIF GIFT MIN ACT -- ____________ Custodian ___________
                            (Cust)                (Minor)

                         under Uniform Gifts to Minors
                         Act _________________
                                  (State)



     Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------
------------------------------   ______________________________________________

_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated ___________  ______


                   ____________________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



_______________________________________________________
(THE) SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


     The Common Shares represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. No Individual may Beneficially Own Shares in excess of the then applicable Ownership Limit, which may decrease or increase from time to time, unless such Individual is an Existing Holder. In general, any Individual who attempts to Beneficially Own Shares in excess of the Ownership Limit, must immediately notify the Corporation. All capitalized terms used in this legend have the meanings set forth in the Articles of Incorporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each shareholder who so requests. If the restrictions on ownership and transfer are violated, the Common Shares represented hereby may be automatically exchanged for Excess Shares and deemed transferred to a Special Trust as provided in the Articles of Incorporation.







AMERICAN BANKNOTE COMPANY
680 BLAIRMILL ROAD
HORSHAM, PA 19044
215-657-3480

SALES PERSON
/home/joew/inprogress/home15/WFSTFIELD50144



PRODUCTION COORDINATION INICIA LUNA 215-830-2177
PROOF OF April 12, 1997
WESTFIELD AMERICA, INC.
H50144bk

Opr.                 JW               NEW

/not/banknote/home52/wo

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


                                   WESTFIELD
                                   ---------
                                   AMERICA, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI

                               CUSIP 959910 10 0

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                              SEE LEGEND ON REVERSE

THIS CERTIFIES THAT










    is the owner of



                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                             OF THE PAR VALUE OF $.01 PER SHARE OF

    WESTFIELD AMERICA, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents.

         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:



    Secretary                                          Chairman


Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, N.Y.)                Transfer Agent
                                                 and Registrar

By


                                                    Authorized Officer


AMERICAN BANKNOTE COMPANY
680 BLAIRMILL ROAD
HORSHAM, PA 19044
215-657-3480

SALES PERSON
/home/joew/inprogress/home15/WFSTFIELD50144



                                       2

PRODUCTION COORDINATION INICIA LUNA 215-830-2177
PROOF OF April 12, 1997
WESTFIELD AMERICA, INC.
H50144bk

Opr.                 JW               NEW

/not/banknote/home52/wa